UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: October 22, 2003

OGLEBAY NORTON COMPANY

Ohio	000-32665	34-1888342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

North Point Tower 1001 Lakeside Avenue, 15th Floor Cleveland, OH	44114-1151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 861-3300

N/A

(Former name or former address, if changed since last report)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated October 22, 2003, reporting the Company’s results for the three and nine month periods ended September 30, 2003.

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

•	On October 22, 2003, the Company released its results for the three and nine month periods ended September 30, 2003. A copy of the press release announcing the results is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLEBAY NORTON COMPANY

By:	/S/ JULIE A. BOLAND

Julie A. Boland Vice President, Chief Financial Officer and Treasurer

Date: October 27, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated October 22, 2003, reporting the Company’s results for the three and nine month periods ended September 30, 2003.